SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 9, 2003

COMMUNITY CENTRAL BANK CORPORATION (Exact name of Registrant as specified in its Charter)

Michigan State or other jurisdiction of incorporation)	000-33373 (Commission File No.)	38-3291744 (IRS Employer Identification Number)

P.O. Box 7 Mount Clemens, Michigan 48046-0007 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (586) 783-4500

N/A (Former name or former address, if changed since last Report)
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ITEM 5. OTHER EVENTS.

       On July 9, 2003, the Registrant issued the press release attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is filed as part of this Report:

99.1 Press Release dated July 9, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY CENTRAL BANK CORPORATION

Date: July 10, 2003	By: /s/ Ray Colonius
Ray Colonius
Chief Financial Officer
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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 9, 2003